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                                                                    EXHIBIT 10.9

                                FOURTH AMENDMENT
                                       TO
                          WHITING PETROLEUM CORPORATION
                          PRODUCTION PARTICIPATION PLAN

                                    RECITALS

        1. Effective January 1, 1981, Whiting Petroleum Corporation, a Delaware corporation (the "Company"), established the Whiting Petroleum Corporation Production Participation Plan (the "Plan").

        2. Under Section 6.3 of the Plan, the Company reserved to itself, through action of its Board of Directors, the right to amend the Plan from time to time. Pursuant to that power, the Plan is hereby amended, effective as of January 1, 1995, in the manner set forth below:

                                    AMENDMENT

        1. Article III of the Plan is hereby amended in its entirety to provide as follows:

                3.1 Allocation of Income Attributable to Pools Formed Prior to January 1, 1995. For periods prior to January 1, 1995, the Company allocated on its books, for Plan purposes, certain deemed overriding royalty interests with respect to certain specified oil and gas properties. Interests in wells allocated to the Plan which were either spudded or purchased during each Plan Year prior to January 1, 1995 form separate accounting pools (the "Pre-1995 Pools"). The calculation of income allocable to the Plan and the Participants in the Plan with respect to the Pre-1995 Pools, and the distributions to Participants of such income, shall continue to be made in accordance with the provisions of the Plan as in effect prior to the effective date of this Amendment.

                3.2 Allocation of Income to the Plan for the 1995 Plan Year and Subsequent Plan Years. Effective as of January 1, 1995, the Company shall allocate to the Plan a specified percentage of the net income with respect to the oil and gas wells allocated to the Plan which were either spudded or purchased during each Plan Year, beginning with the calendar 1995 Plan Year. The Company shall determine in its discretion, each Plan Year, the wells that shall be allocated to the Plan and the wells that are allocated to the Plan during each Plan Year shall form a separate accounting pool (the "Post-1994 Pools"). The Pre-1995 Pools and the Post-1994 Pools are hereinafter sometimes referred to, in the aggregate, as the "Pools". The amount of income that shall be allocated to the Plan each Plan Year with respect to each Pool formed in 1995 and later Plan Years shall be based upon the net income each Plan Year attributable to the oil and gas properties allocated to each such Pool. The amount of income allocable to the Plan each Plan Year from each Post-1994 Pool shall be based upon the net income attributable to each such Pool's oil and gas properties, multiplied by a percentage derived from a sliding scale schedule based upon the Company's

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        overall earnings, before interest expense and income taxes, for each such Plan Year. The Company shall establish a schedule with respect to each Plan Year beginning with the 1995 Plan Year pursuant to which the percentage of net property level income that shall be allocated to the Plan from all Post-1994 Pools with respect to each such Plan Year shall be determined. The applicable percentages for 1995 are attached hereto as Exhibit A. For each Plan Year subsequent to 1995, the Company shall prepare and approve, as a new Exhibit A, a new schedule establishing the levels of contribution to the Plan based upon the Company's earnings before interest expense and taxes for such Plan Year. The applicable percentage of property-level net income for each Plan Year attributable to each Post-1994 Pool shall be distributed annually in accordance with
        Article IV.

                3.3 Sale of Interest. If the Company sells or transfers its interest in a well (including the spacing unit on which such well is located) that is being used to determine the amount of Plan income pursuant to Section 3.1 or 3.2, that portion of the net profit from such sale, but before income taxes, representing in the case of Pre-1995 Pools, the production interest allocated to the Plan, and in the case of Post-1994 Pools, the Production Plan Percentage as set forth on Exhibit A for the Plan Year during which such sale is closed, shall be distributable to the Participants eligible to share in income distributions from the Pool in question in the same manner as current income from production with respect to that Pool for the Plan Year during which such sale occurs.

        IN WITNESS WHEREOF, the undersigned have executed this Second Amendment this 22nd day of March, 1995.

                                           WHITING PETROLEUM CORPORATION


                                           By:  /s/ Jerry D. Fitzgerald
                                               ---------------------------------
                                               Title: Vice President - Finance

ATTEST:


/s/ Patricia J. Byberg
--------------------------------

                                      - 2 -

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                                    EXHIBIT A
                                       TO
                          WHITING PETROLEUM CORPORATION
                          PRODUCTION PARTICIPATION PLAN

         Schedule of Production Participation Plan Allocations for 1995

               Earnings before                   Production Plan
          Interest Expense and Taxes                Percentage
          --------------------------             ---------------
          11,100,000 or above                          5.0%
          10,600,000 to 11,100,000                     4.7%
          10,100,000 to 10,600,000                     4.4%
          9,600,000 to 10,100,000                      4.1%
          9,100,000 to 9,600,000                       3.8%
          8,900,000 to 9,100,000                       3.5%
          8,400,000 to 8,900,000                       3.2%
          7,900,000 to 8,400,000                       2.9%
          7,400,000 to 7,900,000                       2.6%
          6,900,000 to 7,400,000                       2.3%
          6,900,000 and below                          2.0%